EXHIBIT 99.1
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FOR IMMEDIATE RELEASE                   Contact:        Keoni Wagner
Wednesday, March 26, 2003                               (808) 838-6778
                                                        wagner@HawaiianAir.com

                                                        Sandi Sternberg
                                                        Sitrick And Company
                                                        (310) 788-2850


                  HAWAIIAN HOLDINGS ANNOUNCES UPDATE REGARDING
                            TRADING HALT ON ITS STOCK

         HONOLULU - Hawaiian Holdings, Inc. (AMEX and PCX: HA) announced today that trading in shares of its common stock would remain halted on the American Stock Exchange (AMEX) and the Pacific Exchange (PCX) until the AMEX makes a determination whether or not to resume trading after reviewing the company's annual report on Form 10-K to be filed with the Securities and Exchange Commission (SEC). Because of the need to address the recent Chapter 11 filing of Hawaiian Airlines, Inc. in the Form 10-K, the company expects that, over the next several days, it will seek an extension of the deadline to file its annual report and, based on that extension, will file its annual report with the SEC by April 15, 2003.

         The AMEX and the PCX suspended trading on March 21, 2003 pending the announcement by Hawaiian Airlines, Inc., the company's operating subsidiary, that it filed a voluntary petition for reorganization under Chapter 11 of the U.S. Bankruptcy Code in order to complete a restructuring process begun several months ago to restore the company's long-term financial health. Hawaiian Holdings was not included in the filing and will not be a part of the Chapter 11 process.

         Since the Chapter 11 filing, the company has been in discussions with the AMEX about its continued listing. The AMEX has indicated that if it determines, based on its review of the upcoming annual report of the company and materials that the company has filed with the court, that the listing should be continued, then trading will resume.


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         If, however, the AMEX determines that the company is not in compliance with exchange listing standards in light of the Chapter 11 filing and the company's business and current financial condition, it will notify the company that it will be reviewed for continued listing. In this event, the company would then have the right to submit a plan of compliance to the AMEX staff. If the company submits a plan of compliance and the plan is accepted by the AMEX staff, then the company may continue its listing and trading will be permitted during a trial period and, if the company achieves its milestones in the compliance plan, after the end of that period. Otherwise, the company will be delisted, in which case the company expects that its common stock will be quoted on the OTC (over-the-counter) Bulletin Board.

         Hawaiian Airlines previously announced that the purpose of the Chapter 11 filing was to take advantage of the protections afforded by the Chapter 11 process while negotiations with aircraft lessors continued over a proposed reduction in aircraft lease rates. Hawaiian Airlines also emphasized previously that it will be business as usual for the airline during the Chapter 11 process and that, in the meantime, tickets will be honored, maintenance and service will continue at the highest levels, and its HawaiianMiles program will continue to offer fliers significant award benefits. Information about the company's Chapter 11 filing is also available at www.HALClaims.com.

ABOUT HAWAIIAN HOLDINGS

         Hawaiian Holdings is the parent holding company of Hawaiian Airlines. Founded in Honolulu 73 years ago, Hawaiian Airlines is Hawaii's longest-serving and largest airline. The nation's 12th largest airline, it is also the second-largest provider of passenger service between the West Coast and Hawaii.

         Hawaiian Airlines currently provides up to 30 nonstop daily flights between nine cities on the U.S. mainland and Hawaii, along with weekly service between Honolulu and American Samoa and Tahiti. Additionally, Hawaiian furnishes approximately 100 interisland flights per day connecting the six major islands of Hawaii.


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         The airline also provides charter service between Honolulu and
Anchorage, Alaska. In addition, Hawaiian Airlines is participating in the federal government's Civil Reserve Air Fleet, transporting Armed Forces personnel between the U.S. and points in the Pacific and Middle East.

         Hawaiian Airlines takes great pride in its innovative onboard service programs that highlight and promote the people and culture of Hawaii. The airline has earned numerous international awards for service in recent years, including the 2001 Zagat Survey's award for Best Overall U.S. Airline in the Premier category, and the 2001 Diamond Award for In-Flight Service from Onboard Services magazine. Hawaiian Airlines was rated the top Coach Class service among domestic airlines and ranked fourth highest overall in TRAVEL & LEISURE magazine's most recent ranking of the Top 10 U.S. Airlines.

         Additional information on Hawaiian Holdings and Hawaiian Airlines, including previously issued company news releases, is available on the airline's Web site at www.HawaiianAir.com.

CAUTIONARY STATEMENT

         THIS NEWS RELEASE CONTAINS "FORWARD-LOOKING STATEMENTS" WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 THAT REFLECT THE CURRENT VIEWS OF THE COMPANY WITH RESPECT TO CERTAIN CURRENT AND FUTURE EVENTS AND FINANCIAL PERFORMANCE. SUCH FORWARD-LOOKING STATEMENTS ARE AND WILL BE, AS THE CASE MAY BE, SUBJECT TO MANY RISKS, UNCERTAINTIES AND FACTORS RELATING TO THE OPERATIONS AND BUSINESS ENVIRONMENTS OF THE COMPANY WHICH MAY CAUSE THE ACTUAL RESULTS OF THE COMPANY TO BE MATERIALLY DIFFERENT FROM ANY FUTURE RESULTS, EXPRESSED OR IMPLIED, IN SUCH FORWARD-LOOKING STATEMENTS. FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THESE FORWARD-LOOKING STATEMENTS INCLUDE, BUT ARE NOT LIMITED TO, THE FOLLOWING: THE ABILITY OF THE COMPANY TO CONTINUE AS A GOING CONCERN; THE ABILITY OF THE COMPANY TO OBTAIN COURT APPROVAL WITH RESPECT TO MOTIONS IN THE CHAPTER 11 PROCEEDING PROSECUTED BY IT FROM TIME TO TIME; THE ABILITY OF THE COMPANY TO DEVELOP, PROSECUTE, CONFIRM AND CONSUMMATE ONE OR MORE PLANS OF REORGANIZATION WITH RESPECT TO THE CHAPTER 11 CASES; RISKS ASSOCIATED WITH THIRD PARTIES


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SEEKING AND OBTAINING COURT APPROVAL TO TERMINATE OR SHORTEN THE EXCLUSIVITY
PERIOD FOR THE COMPANY TO PROPOSE AND CONFIRM ONE OR MORE PLANS OF REORGANIZATION, FOR THE APPOINTMENT OF A CHAPTER 11 TRUSTEE OR TO CONVERT THE CASES TO CHAPTER 7 CASES; THE ABILITY OF THE COMPANY TO OBTAIN AND MAINTAIN NORMAL TERMS WITH VENDORS AND SERVICE PROVIDERS; THE ABILITY OF THE COMPANY TO MAINTAIN CONTRACTS THAT ARE CRITICAL TO ITS OPERATIONS; THE POTENTIAL ADVERSE IMPACT OF THE CHAPTER 11 CASES ON THE LIQUIDITY OR RESULTS OF OPERATIONS OF THE COMPANY; THE ABILITY OF THE COMPANY TO FUND AND EXECUTE ITS BUSINESS PLAN; THE ABILITY OF THE COMPANY TO ATTRACT, MOTIVATE AND/OR RETAIN KEY EXECUTIVES AND ASSOCIATES; THE ABILITY OF THE COMPANY TO ATTRACT AND RETAIN CUSTOMERS; DEMAND FOR TRANSPORTATION IN THE MARKETS IN WHICH THE COMPANY OPERATES; ECONOMIC CONDITIONS; THE EFFECTS OF ANY HOSTILITIES OR ACT OF WAR (IN THE MIDDLE EAST OR ELSEWHERE) OR ANY TERRORIST ATTACK; LABOR COSTS; FINANCING COSTS; THE COST AND AVAILABILITY OF AIRCRAFT INSURANCE; AVIATION FUEL COSTS; SECURITY-RELATED COSTS; COMPETITIVE PRESSURES ON PRICING (PARTICULARLY FROM LOWER-COST COMPETITORS); WEATHER CONDITIONS; GOVERNMENT LEGISLATION AND REGULATION; CONSUMER PERCEPTIONS OF THE PRODUCTS OF THE COMPANY; AND OTHER RISKS AND UNCERTAINTIES SET FORTH FROM TIME TO TIME IN THE COMPANY'S REPORTS TO THE U.S. SECURITIES AND EXCHANGE COMMISSION.

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